SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – October 17, 2012

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	One Wall Street New York, New York (Address of principal executive offices)	10286 (Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 17, 2012, the Registrant issued a press release announcing results of operations for third quarter 2012. A copy of this press release is furnished as Exhibit 99.1 to this report pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filings the Registrant has made or may make under the Securities Act of 1933. The references in the press release to the Registrant’s website, http://www.bnymellon.com/, shall not be deemed to include the contents of the website in the press release or in this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 to this report contains information which may be considered to constitute “non-GAAP financial measures” as defined in Item 10 of Regulation S-K. The Registrant’s management believes that these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. Management believes that they facilitate comparisons with prior periods and reflect the principal basis on which management monitors financial performance. Management also believes this presentation allows investors to more appropriately evaluate the impact of revenues from both taxable and tax-exempt sources.

(d)	EXHIBITS.

Exhibit Number	Description

99.1	The Bank of New York Mellon Corporation Press Release dated October 17, 2012, announcing results of operations for third quarter 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: October 17, 2012	By:	/s/Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Assistant Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated October 17, 2012.	Furnished herewith